UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): February 15, 2006

                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

         California                    0-21423                  33-0485615
         ----------                    -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                    16162 Beach Boulevard
                          Suite 100
                Huntington Beach, California                            92647
                -----------------------------                           -----
          (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (714) 848-3747
                                                           --------------

         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

On February 15, 2006, BJ's Restaurants, Inc., a California corporation (the "Registrant"), issued a press release titled "BJ's Restaurants, Inc. opens in Vacaville, California; Announces date for fourth quarter 2005 earnings release and conference call". The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

Item 9.01  Exhibits

        Exhibit No.      Description

           99.1*         Press Release dated February 15, 2006

* This exhibit 99.1 is being furnished pursuant to Item 8.01, and is not deemed filed pursuant to Item 9.01.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BJ'S RESTAURANTS, INC.
February 15, 2006                     (Registrant)


                                      By:   /s/ GERALD W. DEITCHLE
                                         -----------------------
                                            Gerald W. Deitchle
                                            Chief Executive Officer,
                                            President and Director

                                      By:   /s/ GREGORY S. LEVIN
                                         ---------------------
                                            Gregory S. Levin
                                            Chief Financial Officer